EX 99.28(g)(1)(xxiv)

Amendment to

Master Global Custody Agreement Between

the Customer and JPMorgan Chase Bank, N.A.

This Amendment to the Master Global Custody Agreement between the Customer and JPMorgan Chase Bank, N.A. dated August 12, 2009, as amended (the “Agreement”), is by and among JNL Series Trust and JNL Investors Series Trust (each individually a “Trust” and collectively, the “Trusts”), JNL Variable Fund LLC and JNL Strategic Income Fund LLC (each individually a “Fund” and collectively, the “Funds”) and JPMorgan Chase Bank, N.A. (the “Custodian”).

Whereas, the following changes have been approved by the Board of Trustees of JNL Series Trust and the Board of Managers of JNL Variable Fund LLC (collectively, the “Changes”), effective September 25, 2017:

1)	Fund name changes for the following seven JNL Series Trust funds:

JNL Disciplined Moderate Fund to the JNL Moderate Growth Allocation Fund;
JNL Disciplined Moderate Growth Fund to the JNL Growth Allocation Fund;
JNL Disciplined Growth Fund to the JNL Aggressive Growth Allocation Fund;
JNL Institutional Alt 20 Fund to the JNL Institutional Alt 25 Fund;
JNL/American Funds Balanced Allocation Fund to the JNL/American Funds Moderate Growth Allocation Fund;
JNL/BlackRock Natural Resources Fund to the JNL/BlackRock Global Natural Resources Fund; and
JNL/PIMCO Total Return Bond Fund to the JNL/DoubleLine® Core Fixed Income Fund.

2)	The addition of the following eighteen new JNL Series Trust funds:

JNL S&P 500 Index Fund;
JNL/Mellon Capital S&P 1500 Growth Index Fund;
JNL/Mellon Capital S&P 1500 Value Index Fund;
JNL/Mellon Capital Consumer Staples Sector Fund;
JNL/Mellon Capital Industrials Sector Fund;
JNL/Mellon Capital Materials Sector Fund;
JNL/Mellon Capital Real Estate Sector Fund;
JNL/PIMCO Income Fund;
JNL/Vanguard Capital Growth Fund;
JNL/Vanguard Equity Income Fund;
JNL/Vanguard Global Bond Market Index Fund;
JNL/Vanguard Growth Allocation Fund;
JNL/Vanguard International Fund;
JNL/Vanguard International Stock Market Index Fund;
JNL/Vanguard Moderate Allocation Fund;
JNL/Vanguard Moderate Growth Allocation Fund;
JNL/Vanguard Small Company Growth Fund; and
JNL/Vanguard U.S. Stock Market Index Fund.

3)	Fund mergers for the following three JNL Series Trust funds:

JNL Alt 65 Fund into the JNL Institutional Alt 50 Fund;
JNL Institutional Alt 35 Fund into the JNL Institutional Alt 20 Fund; and
JNL/Red Rocks Listed Private Equity Fund into the JNL/Harris Oakmark Global Equity Fund.

4)	Fund name changes for the following four JNL Variable Fund LLC funds:

JNL/Mellon Capital Communications Sector Fund to the JNL/Mellon Capital Telecommunications Sector Fund;
JNL/Mellon Capital Consumer Brands Sector Fund to the

JNL/Mellon Capital Consumer Discretionary Sector Fund;
JNL/Mellon Capital Oil & Gas Sector Fund to the JNL/Mellon Capital Energy Sector Fund; and
JNL/Mellon Capital Technology Sector Fund to the JNL/Mellon Capital Information Technology Sector Fund.

Whereas, pursuant to the approval of the Changes, as outlined above, the parties have agreed to amend Schedule A of the Agreement, effective September 25, 2017, to:

1)
Update the following six JNL Series Trust fund names in the JNL Series Trust section; and remove the JNL/PIMCO Total Return Bond Fund from the JNL Series Trust section, pursuant to a sub-adviser replacement and fund name change to the JNL/DoubleLine® Core Fixed Income Fund, whose assets will be transferred and maintained by custodian, State Street Bank and Trust Company:

JNL Disciplined Moderate Fund to the JNL Moderate Growth Allocation Fund;
JNL Disciplined Moderate Growth Fund to the JNL Growth Allocation Fund;
JNL Disciplined Growth Fund to the JNL Aggressive Growth Allocation Fund;
JNL Institutional Alt 20 Fund to the JNL Institutional Alt 25 Fund;
JNL/American Funds Balanced Allocation Fund to the JNL/American Funds Moderate Growth Allocation Fund; and
JNL/BlackRock Natural Resources Fund to the JNL/BlackRock Global Natural Resources Fund.

2)	Add the eighteen new JNL Series Trust funds to the JNL Series Trust section.

3)	Remove the following three JNL Series Trust funds from the JNL Series Trust section:

JNL Alt 65 Fund;
JNL Institutional Alt 35 Fund; and
JNL/Red Rocks Listed Private Equity Fund.

4)	Update the four JNL Variable Fund LLC fund names in the JNL Variable Fund LLC section.

Now, Therefore, the parties hereto agree to amend the Agreement as follows:

1)	To delete Schedule A of the Agreement, and substitute it with Schedule A dated September 25, 2017, attached hereto.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)
The Trusts, Funds, and the Custodian hereby each represent and warrant to the other that it has full authority to enter into this Amendment upon the terms and conditions hereof and that the individual executing this Amendment on its behalf has the requisite authority to bind the Trusts, Funds, or Custodian to this Amendment.

In Witness Whereof, the parties hereto have caused this Amendment to be executed, effective as of September 25, 2017. This Amendment may be executed in two or more counterparts, which together shall constitute one document.

JNL Series Trust JNL Investors Series Trust JNL Variable Fund LLC JNL Strategic Income Fund LLC		JPMorgan Chase Bank, National Association

By:	/s/ Kristen K. Leeman	By:	/s/ Brian Eckert
Name:	Kristen K. Leeman	Name:	Brian Eckert
Title:	Assistant Secretary	Title:	Executive Director
8/17/2017

Schedule A
List of funds as of September 25, 2017

JNL Investors Series Trust Fund
JNL Government Money Market Fund

JNL Series Trust Funds
JNL/American Funds Balanced Fund
JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Aggressive Growth Allocation Fund
JNL Growth Allocation Fund
JNL Moderate Growth Allocation Fund
JNL Institutional Alt 25 Fund
JNL Institutional Alt 50 Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds Moderate Growth Allocation Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Global Natural Resources Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Brookfield Global Infrastructure and MLP Fund
JNL/FPA + DoubleLine Flexible Allocation Fund (for the portion of assets managed by Ivy Investment Management Company)
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Invesco China-India Fund
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Consumer Staples Sector Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Industrials Sector Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Materials Sector Fund
JNL/Mellon Capital MSCI KLD 400 Social Index Fund

JNL Series Trust Funds
JNL/Mellon Capital Real Estate Sector Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL S&P 500 Index Fund
JNL/Mellon Capital S&P 1500 Growth Index Fund
JNL/Mellon Capital S&P 1500 Value Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/MMRS Conservative Fund
JNL/MMRS Growth Fund
JNL/MMRS Moderate Fund
JNL/PIMCO Income Fund
JNL/PIMCO Real Return Fund
JNL/Scout Unconstrained Bond Fund
JNL/WMC Balanced Fund
JNL/WMC Government Money Market Fund
JNL/WMC Value Fund
JNL/S&P 4 Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P International 5 Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Mid 3 Fund
JNL/S&P Total Yield Fund
JNL/Vanguard Capital Growth Fund
JNL/Vanguard Equity Income Fund
JNL/Vanguard Global Bond Market Index Fund
JNL/Vanguard Growth Allocation Fund
JNL/Vanguard International Fund
JNL/Vanguard International Stock Market Index Fund
JNL/Vanguard Moderate Allocation Fund
JNL/Vanguard Moderate Growth Allocation Fund
JNL/Vanguard Small Company Growth Fund
JNL/Vanguard U.S. Stock Market Index Fund

JNL Variable Fund LLC Funds
JNL/Mellon Capital DowSM Index Fund
JNL/Mellon Capital Consumer Discretionary Sector Fund

JNL Variable Fund LLC Funds
JNL/Mellon Capital Energy Sector Fund
JNL/Mellon Capital Financial Sector Fund
JNL/Mellon Capital Healthcare Sector Fund
JNL/Mellon Capital Information Technology Sector Fund
JNL/Mellon Capital Telecommunications Sector Fund

JNL Strategic Income Fund LLC Fund
[Reserved]